As filed with the Securities and Exchange Commission on    March 6, 1996

                              1933 Act Registration No. 33-39574
                              1940 Act Registration No. 811-6254


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                _____________
                                  FORM N-1A
     REGISTRATION STATEMENT UNDER THE        [ ]
       SECURITIES ACT OF 1993

     Pre-Effective Amendment No.             [ ]

     Post-Effective Amendment No.    7       [X]

                         and/or

     REGISTRATION STATEMENT UNDER THE        [ ]
       INVESTMENT COMPANY ACT OF 1940

     Amendment No.    7                      [X]
               (Check appropriate box or boxes)

                           PENN CAPITAL FUNDS, INC.
              (exact name of Registrant as Specified in Charter)
                         216 Boulevard of the Allies
                        Pittsburgh, Pennsylvania 15222
       (Address of Principal Executive Office)            (Zip Code)

  Registrant's Telephone Number, including Area Code: (412) 281-2754

                       James M. Beimel, Jr., President
                           Penn Capital Funds,Inc.
                         216 Boulevard of the Allies
                                  6th Floor
                             Pittsburgh, PA 15222
                   (Name and Address of Agent for Service)

     Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice for Registrant's fiscal year ended September 30, 1995 has been filed.

    It is proposed that this filing will become effective (check appropriate box)

          __ immediately upon filing pursuant to paragraph (b)

          __ on (date) pursuant to paragraph (b)

          X  60 days after filing pursuant to paragraph (a)(1)

          __ on (date) pursuant to paragraph (a)(1)

          __ 75 days after filing pursuant to paragraph (a)(2)

          __ on (date) pursuant to paragraph (a)(2) of Rule 485

     If appropriate, check the following box:
          __ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                           PENN CAPITAL FUNDS, INC.
                            ASSET ALLOCATION FUND
                            CROSS-REFERENCE SHEET

                      BETWEEN ITEMS ENUMERATED IN PART A
                         OF FORM N-1A AND PROSPECTUS

ITEM NUMBER
OF FORM N-1A                              LOCATION IN PROSPECTUS

1.   Cover Page...........................Cover Page

2.   Synopsis.............................Summary of Fund Expenses

3.   Condensed Financial Information......Financial Highlights

4.   General Description of Registrant....General Description of
                                          Fund

5.   Management of the Fund...............Management of the Fund

5A.  Management's Discussion of
     Fund Performance.....................Inapplicable

6.   Capital Stock and Other Securities...Description of Shares

7.   Purchase of Securities Being
     Offered..............................How Shares May Be
                                          Purchased

8.   Redemption or Repurchase.............Redemption or
                                          Repurchases

9.   Legal Proceedings....................Inapplicable


                           PENN CAPITAL FUNDS, INC.
                            ASSET ALLOCATION FUND
                            CROSS-REFERENCE SHEET

                      BETWEEN ITEMS ENUMERATED IN PART B
             OF FORM N-1A AND STATEMENT OF ADDITIONAL INFORMATION

     ITEM NUMBER                        LOCATION IN STATEMENT OF
     OF FORM N-1A                       ADDITIONAL INFORMATION

10.  Cover Page...........................Cover Page

11.  Table of Contents....................Table of Contents

12.  General Information and History......General Information

13.  Investment Objectives and Policies...Investment Objective and
                                          Policies

14.  Management of the Fund...............Directors and Officers

15.  Control Persons and Principal
     Holders of Securities................Directors and Officers

16.  Investment Advisory and Other
     Services.............................Investment Adviser;
                                          Subadviser

17.  Brokerage Allocation.................Brokerage

18.  Capital Stock and Other Securities...Capital Stock

19.  Purchase, Redemption and Pricing of
     Securities Being Offered.............Additional Purchase and
                                          Redemption Information;
                                          Tax Shelter Plans

20.  Tax Status...........................Federal Taxes

21.  Underwriters.........................Distributor

22.  Calculation of Performance Data......Inapplicable

23.  Financial Statements.................Audited Financial
                                          Statements

                           PENN CAPITAL FUNDS, INC.
                          THE ASSET ALLOCATION FUND
                         116 Boulevard of the Allies
                        Pittsburgh, Pennsylvania 15222
                                 412-281-0958

                            PROSPECTUS MAY  , 1996

     PENN CAPITAL FUNDS, INC. ("PCF") is an open-end, diversified management investment company. PCF intends to offer shares in more than one fund, each of which will represent a separate class of PCF's shares and each of which will have a different investment objective and different investment policies.

     The class of securities offered hereby consists of shares of the Asset Allocation Fund (the "Fund"). The Fund seeks a high total investment return for investors willing to assume a higher degree of risk through investment primarily in common stocks, preferred stocks and securities convertible into common stocks and common stocks of companies in the precious metals industry, although the Fund may invest in fixed income securities from time to time.

     The Fund's investment adviser is International Investments, Inc.

     This Prospectus sets forth concisely information about the Fund that a prospective investor ought to know before investing. You should read this Prospectus and retain it for future reference.

     Additional information about the Fund is contained in a Statement
of Additional Information dated    May  , 1996,     which may be revised from
time to time and which provides further information on certain matters discussed in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and (together with any supplement thereto) is incorporated herein by reference. A copy of the Statement of Additional Information may be obtained without charge by writing or telephoning PCF at the address or telephone number listed above.

     Prospectuses for the other series may be obtained by writing PCF at the above address.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
CONTENTS

Key Facts:
     The Fund at a Glance                                                    3
     Summary of Fund Expenses                                                4
     Financial Highlights                                                    5

The Fund In Detail:
     General Description of Fund                                             6
     Risks to be Considered                                                  8
     Management of the Fund                                                  8
     Portfolio Brokerage                                                    10
     Rule 12b-1 Distribution Plan                                           10

Your Account:
     How Shares May Be Purchased (including sales charges)                  11
     Calculation of Net Asset Value                                         14
     Tax-Sheltered Retirement Plans                                         15
     Redemption and Repurchases                                             15
     Automatic Withdrawal Plan                                              16
     Dividends, Distributions and Taxes                                     16

More About The Fund:
     Additional Information                                                 17

                               THE FUND AT A GLANCE

Investment Goal: Capital appreciation (increase in the value of the Fund's shares) through investment among specified types of securities as selected by the Fund's investment adviser.

Strategy: Invest primarily in common stocks, preferred stocks, securities convertible into common stocks and common stocks of companies in the precious metals industry, although the Fund may invest in fixed income securities. The Fund is a diversified management company.

Risks: The Fund is intended for long-term investors who want long-term growth rather than income and who are willing to assume significant fluctuations in value over the short-term. It is not suitable for short-term investors or those seeking current income.

Investment Adviser: International Investments, Inc., which currently manages approximately $20 million in assets for its private clients. See "Management of the Fund" in this Prospectus.

To Purchase Shares: See "How Shares May Be Purchased" in this
Prospectus.

To Redeem Shares: See "Redemption and Repurchases" in this Prospectus.

                           SUMMARY OF FUND EXPENSES

SHAREHOLDER TRANSACTION EXPENSE
     Maximum Sales Load Imposed on Purchases
          (as a percentage of offering price). . . . . . . . . . . . . . 4.75%
     Maximum Sales Load Imposed on Reinvested Dividends. . . . . . . . . .None
     Deferred Sales Loan . . . . . . . . . . . . . . . . . . . . . . . . .None
     Redemption Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . .None
     Exchange Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . .None


ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net asset)
Management Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.75%
12b-1 Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.25%
Other Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11.06%
     Administrative Fees . . . . . . . . . . . . . . . . . . . . . . . . 0.50%
Total Fund Operating Expenses. . . . . . . . . . . . . . . . . . . . . .12.56%

     The purpose of the tables is to help you understand all expenses and fees that you would bear directly or indirectly as a Fund shareholder. The expenses and fees shown are for the fiscal year ended September 30, 1994.


EXAMPLE

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, (2) redemption at the end of each time period and (3) reinvestment of all dividends and capital distribution.

          1 Year         3 Years        5 Years        10 Years
           $163            $367           $542           $876

     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES IN THE FUTURE MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

     The following financial information, with respect to the year ended
September 30, 1995, has been audited by     McCurdy & Associates CPA's, Inc.,
     independent certified public accountants, whose unqualified report thereon, appears in the Fund's Annual Report to Shareholders, which is incorporated by reference in the Statement of Additional Information. The financial information for the period prior to October 1, 1994 was audited by other independent certified public accountants. This information should be read in conjunction with the financial statements and notes thereto which appear in the Fund's Annual Report to Shareholders. Further information about the Fund's performance is contained in its Annual Report to Shareholders which may be obtained without charge from PCF.

                                                                    PERIOD FROM
                                                                  NOV. 12, 1991
                                        YEAR ENDED SEPTEMBER 30        START UP
                                      1995      1994     1993       1992

PER SHARE OPERATING PERFORMANCE FOR A SHARE
(for a share outstanding throughout the period)

Net asset value, beginning of period  $5.47     $6.29    $7.41      $10.00

Income from investment operations:
  Net Investment Income (loss)        (1.07)    (0.88)   (0.60)      (0.16)
Net realized and unrealized gains
  (losses) on investments              0.90      0.06    (0.12)      (2.43)
                                      -----     -----    -----       -----
Total from investment operations      (0.17)    (0.82)   (0.72)      (2.59)

Less Distributions
Distributions from net realized gains                    (0.36)
Return of capital                                        (0.04)

Total distributions                                      (0.40)
                                                         -----
Change in net asset value             (0.17)    (0.82)   (1.12)       (2.59)
Net asset value, end of period        $5.30     $5.47    $6.29        $7.41

TOTAL RETURN***                       (3.11)%  (13.04)% (10.49%)*  (25.90)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)        697       485      664         1,065

Ratios to average net assets:
  Expenses                            21.92%    12.56%    8.40% **   4.93%
  Net investment income               20.61%   (11.55)%  (6.48)%**  (2.82)%
Portfolio turnover rate                141%      200%     116%         23%


*   Not annualized
**  Annualized
*** Total return does not reflect sales commissions

                          GENERAL DESCRIPTION OF FUND

INVESTMENT OBJECTIVE - The Fund's investment objective is to provide you with long-term high total investment return. Total return is achieved through current income, but principally through capital appreciation. The Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.

MANAGEMENT POLICIES - The Fund may invest in multiple market segments. Which segments, and in what proportion the Fund invests at any given time, will be dictated by current investment conditions and the judgment of the Fund's investment adviser. When market conditions warrant, the Fund may have 100% of its assets invested in one market segment. The Fund is not required to invest a fixed percentage of its net assets in any market segment. The Fund may invest in the following market segments: equity securities, equity securities of the precious metal industry (which the Fund views as a separate market segment, even though others might view it as only an industry segment
of equity securities), and fixed income securities.   Notwithstanding
the foregoing, the Fund has adopted a concentration policy that restricts investments in the precious metal industry to less than 25%
of the total net assets of the Fund.     The investment adviser's
investment approach involves both sector allocation and style allocation through various proprietary mathematical models.

Equity Securities - The equity securities in which the Fund may invest consist of common stocks, preferred stocks, including those is the form of American Depositary Receipts, and convertible securities (which have characteristics of both debt and equity securities) of domestic U.S. companies only. See "Certain Portfolio Securities" below. The securities selected in this sector are those considered by the Fund's investment adviser to have long-term appreciation potential. Selections are based on fundamental research considerations including qualitative and quantitative factors. Qualitative factors considered include industry outlook, management, and research and development capability. Quantitative factors considered include earnings, dividends, and price momentum.

Precious Metals Industry - Investments in the precious metal industry ("Precious Metal Investments") are made by purchasing the common stocks of U.S. companies, or foreign companies, through the medium of American Depository Rights (see "Certain Portfolio Securities" below), which are primarily involved, directly or indirectly, in the business of exploring for, mining, processing, fabricating, manufacturing, marketing or otherwise dealing in gold, silver, or platinum. The Fund does not intend to invest in precious metals bullion or in the securities of South African issuers. The Fund will not invest in Precious Metal Investments that do no meet the Fund's criteria for investing in equity securities generally.

Fixed Income Securities - The fixed income securities in which the Fund may invest are limited to: (a) corporate obligations rated within the four highest investment grades as established by Standards & Poor's or Moody's Investors Service, Inc. (debt securities in the lowest of these four ratings are medium grade obligations, and have speculative characteristics, i.e., changes in economic conditions or other circumstances are more likely to lead to a weakened capacity on the part of the issuer to make principal and interest payments than is the case with higher grade debt securities. If any such security is downgraded in its rating below these guidelines or is otherwise seen to have become an unsuitable investment under these guidelines, the Fund will sell that security as soon as practicable.), and (b) securities issued by, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Examples of U.S. Government securities are: U.S. Treasury Bills, Notes, and Bonds. See "Certain Portfolio Securities" below. IT IS THE CURRENT POLICY OF THE FUND, ALTHOUGH NOT A FUNDAMENTAL POLICY SUBJECT TO CHANGE ONLY UPON SHAREHOLDER APPROVAL, TO LIMIT ITS INVESTMENTS IN SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES TO NO MORE THAN 10% OF THE TOTAL NET ASSETS OF THE FUND. The value of fixed income assets generally will vary inversely to changes in interest rates. If interest rates increase after a security is purchased, the security, if sold prior to maturity, may return less than its cost.

CERTAIN PORTFOLIO SECURITIES

American Depository Receipts - The Fund's assets may be invested in the securities of foreign issuers in the form of American Depository Receipts ("ADRs"). ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in the United States securities markets. The Fund may invest in ADRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Other Securities - Although it is authorized to do so under its investment policy, the Fund does not currently intend to invest more than 5% of its net assets in convertible securities, U.S. Government securities, put or call options, repurchase agreements or other hedging instruments or illiquid securities. Under any circumstances, less than 15% of the total net assets of the Fund may be invested in illiquid securities, including repurchase agreements of more than seven days maturity. For further information on these types of securities and investment strategies, see the Statement of Additional Information.

Defensive Asset Allocation - During periods of unusual market conditions and, as a temporary defensive measure, the Fund may invest up to 100% of its assets in short-term instruments such as commercial paper, domestic certificates of deposit, banker's acceptances, and U.S. Treasury Bills. These short-term, fixed-income investments will be limited to obligations rated at the time of purchase within the two highest ratings of either Standard & Poor's Corporation or Moody's Investors Service, Inc.

INVESTMENT RESTRICTIONS

     Borrowings by the Fund are not permitted except (a) from banks for temporary or emergency purposes up to a maximum of 5% of the value of the total assets of the Fund at the date of borrowing and (b) in an amount up to one-third of the value of the Fund's total assets, in order to meet redemption requests without immediately selling any securities.

     The Fund may invest a portion of its assets in all three market segments at any given time. However, when market conditions warrant, the Fund may have 100% of its assets invested in any one market area, with the limitation that the maximum amount of its assets which are invested in Precious Metals Investments must be less than 25% of the total net assets of the Fund at all times. Additionally, during periods of unusual market conditions and as a temporary defensive measure, the Fund may invest 100% of its assets in high-quality short-term money market instruments. The Fund's investment adviser has determined that current market conditions warrant the investment of basically all of the Fund's assets in equity securities in order to meet the Fund's investment goal.

     As to 75% of the market value of its total net assets the Fund shall not: (a) invest more than 5% of the value of the net assets of the Fund in securities of one issuer (except cash or cash instruments and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities); or (b) purchase more than 10% of the outstanding voting securities of such issuer.

     For further discussion of investment policies see the Statement of Additional Information.

     The Fund's investment objective and investment policies are deemed fundamental policies and may not be changed without shareholder approval.

CALCULATING FUND PERFORMANCE

     Fund performance is calculated pursuant to a formula which is described in detail in the Statement of Additional Information, which is incorporated herein by reference. The chart contained in the Fund's Annual Report to Shareholders for fiscal 1995 which shows historical performance of the fund is calculated based on the payment of the maximum sales load, the only non-recurring charge. The annual return for fiscal 1995 for the Fund which is described in the same report is calculated without any sales load. The effect of calculating the Fund's performance without including the sales load is to improve the Funds' reported performance. In fiscal 1995, the calculation without including the sales charge improves the Fund's performance for that year by 4.2%


                             RISKS TO BE CONSIDERED

     The Fund is intended for long-term investors who are willing to assume the risk of significant fluctuations in value over the short-run in search of potentially greater-than-average capital appreciation. It is not suitable for short-term investors or those seeking current income.

PRECIOUS METALS INDUSTRY - To the extent the Fund allocates assets to Precious Metal Investments, the Fund will be subject to the risk of industry-wide adverse developments. Precious metals prices may be affected by a variety of factors such as economic conditions, political events, monetary policies and other factors. As a result, prices of Precious Metal Investments may fluctuate sharply, which could adversely affect Fund share values.

OTHER INVESTMENT CONSIDERATIONS - Although the Fund's investment adviser manages money for various private clients, it has no experience managing a mutual fund. Also, the Fund's net asset value is not fixed and should be expected to fluctuate. You should purchase Fund shares only as a supplement to an overall investment program and only if you are willing to undertake the risks involved.


                             MANAGEMENT OF THE FUND

     International Investments, Inc. (the "Adviser"), located at 100 South Ashley Drive, Suite 1260, Tampa, Florida 36602-5310, was incorporated in 1989 and serves as the Fund's investment adviser, subject to the overall authority of the PCF's Board of Directors. The Adviser is wholly owned by John J. Bartoletta, who is its President. He is the principal manager of the Fund. From December, 1991 to the present he has worked for the Adviser. From February, 1991 to December, 1991, he worked as a pension consultant for The Hannah Group, Boston, Massachusetts. As of February 1, 1995, the Adviser managed or administered approximately $21 million in assets for various clients. For its services as Fund Adviser, it is paid an advisory fee at an annual rate of 1.00% of the average daily net asset value of the Fund on the first $25 million of average daily net asset value; 0.75% on the nest $75 million of average daily net asset value; and 5/8th of 1% on amount over $100 million in average daily net asset value.

     American Data Services, Inc. ("ADS"), located at 24 West Carver Street, Huntington, New York 11743, provides the Fund with accounting services, pursuant to a Fund Accounting Services Agreement dated
1, 1995. For these services ADS is paid a monthly fee based on the average net assets of the Fund during the prior month on the following scale: under $2 million - $600; from $2 million to $5 million - $800; from $5 million to $10 million - $1,100; from $10 million to $15 million - $1,400; from $15 million to $20 million - $1,700; from $20 million to $25 million - $2,000; and for amounts over $25 million - $2,000 plus 1/12th of .0275% on all average net assets in excess of $25 million. Fees are subject to increase to reflect the annual change in the Consumer Price Index for the Northeast region. The Fund is also to reimburse ADS for its out-of-pocket expenses incurred in connection with this work.

     ADS is also acting as the transfer agent for the Fund. For these services it will receive a monthly fee of the greater of $200.00 or $10.00 per account which is open at any time during the year plus certain transaction fees. These fees are subject to annual increase to reflect the Consumer Price Index for the Northeast region.

     The Fund has entered into an administrative services agreement with James M. Beimel, Jr., the President of the Fund. Under this agreement Mr. Beimel, who does not receive a salary from the Fund, will perform all the needed administrative services for the Fund, including providing space for PCF's offices in Pittsburgh. Mr. Beimel has entered into a sub-administrator agreement with ADS whereby it will perform certain of the administrative functions needed by the Fund. The total monthly fee for both Mr. Beimel and ADS under these agreements is 1/12 of 0.5% of the combined average net assets of PCF's funds, with a minimum fee of $5,000 per month. The fees are subject to annual increase to reflect the Consumer Price Index for the Northeast region. Of the total fee amount, Mr. Beimel will receive each month minimum of $4,000. Mr. Beimel and ADS will be reimbursed for their out-of-pocket expenses in connection with performing the agreements, other than those costs which Mr. Beimel has specifically agreed to assume on the Fund's behalf. The Fund has no employees.

     Dunwoody Brokerage Services, Inc. ("Dunwoody") is the Fund's distributor. It is located at 8309 Dunwoody Place, Atlanta, Georgia 30350-3307.

     The Fund's custodian is Star Bank, N.A., whose address is Star Bank Center, 425 Walnut Street, Cincinnati, Ohio 45202.


                              PORTFOLIO BROKERAGE

     The Adviser intends to direct brokerage through several brokerage firms, none of which is related to the Fund, based on best price and execution. The Board of Directors of the Fund must periodically determine that the brokerage fees being charged it are fair and reasonable.


                               PORTFOLIO TURNOVER

     The rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. It is anticipated that the annual portfolio turnover rate for the Fund ordinarily will approximate 100%. An annual turnover rate of 100% or more could occur, for example, if all, or more than all, of the securities in the portfolio are replaced within a period of one year. An annual turnover rate of 100% or more would result in the Fund paying more in brokerage fees in any given year than a mutual fund with a less active investment adviser.


                          RULE 12b-1 DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan (the "Distribution
Plan"), pursuant to Rule 12b-1 under the Investment Company Act of
1940, which provides that the Fund may incur certain costs in connection with the distribution of the Funds shares.  In any year those costs will equal the expenses the Fund may incur in the
distribution of the Fund's shares,     other than distribution expenses
incurred by the Fund's primary distributor Dunwoody Brokerage
Services, Inc.,      (including reasonable allocation of overhead) but will
not exceed 0.25% per annum of the Fund's daily net assets.  The Plan is intended to benefit the Fund through increased sales of shares, thereby reducing the Fund's expense ratio and providing an asset size that will allow the Adviser greater flexibility in management.
Amounts paid under the Plan and a related Distribution Assistance
Agreement are paid to the Fund's     administrator James Beimel, for his
services in marketing the Fund and may be spent by him      on any
activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, expenses (including overhead and telephone expenses) of printing of prospectuses and reports for other than existing shareholders, and advertising and preparation and distribution of sales literature. Allocation of overhead (rent, utilities, etc.) will be based on the percentage of utilization in, and time devoted to, distribution activities. Each expenditure must be specifically approved in advance by the Board of Directors and by the President of PCF and persons authorized to make expenditures must provide at least quarterly to the Board, and Board is required to review, a written report setting forth amounts expended and the purposes for which the expenditures were made. Payments pursuant to the Distribution Plan are included in the operating expenses of the Fund.

     The Distribution Plan was adopted by the Board of Directors of PCF, including a majority of the directors who are not "interested persons" and who have no direct or indirect financial interest in the
Distribution Plan (the "Rule 12b-1 Directors").      The Plan will be
presented to the Fund's shareholders for their approval at the next annual meeting of shareholders. Until it is approved by the shareholders, no funds will be expended under the Distribution Plan. While the Distribution Plan is in effect, the Fund is required to commit the selection and nomination of candidates for disinterested directors to the discretion of other disinterested directors of the Fund. The Distribution Plan may be terminated by a vote of a majority of the Rule 12b-1 Directors or by the vote of a majority of the outstanding voting shares of the Fund. Under the terms of the Distribution Plan, any change in the Distribution Plan that would materially increase the distribution expenses of the Fund will require shareholder approval; otherwise the Distribution Plan may be amended by the Board of Directors, including a majority of the Rule 12b-1 Directors.


                          HOW SHARES MAY BE PURCHASED

     An investor wishing to purchase shares of the Fund should use the Asset Allocation Fund Share Purchase Application. A copy of the Asset Allocation Fund Share Purchase Application is contained in the back of this Prospectus. A copy may also be obtained from any broker with whom Dunwoody, the Fund's distributor, has a dealer agreement. The executed application, together with the investor's check made payable
to Penn Capital Funds, Inc. should be transmitted to the Fund,     c/o
Star Bank, N.A., P.O. Box 640153, Cincinnati, Ohio 45264-0153.      Share
purchases become effective at the offering price next determined after receipt of the above.

     Shares of the Fund are continuously offered and may be purchased at an offering price equal to the net asset value per share next determined following the time of sale plus the applicable sales charges. The offering price is computed once daily at 4:00 p.m. New York time each day the New York Stock Exchange is open. (See "Calculation of Net Asset Value").

     The minimum initial investment in the Fund is $500. Subsequent investments must be in the minimum amount of $50. Investments under tax qualified plans sponsored by PCF will be subject only to the minimum investment requirements specified in such plans. The amount of sales charge is computed in accordance with the following schedule:

                                                                          Dealer
                                                                        Discount
                              Sales Charges as % of                      as % of
                              Amount        Offering                    Offering
Amount of Purchase             Invested      Price                         Price

Less than $100,000              4.99%        4.75%                         4.00%
$100,000 but under $250,000     3.90%        3.75%                         2.85%
$250,000 but under $500,000     2.56%        2.50%                         2.00%
$500,000 but under $1,000.000   2.04%        2.00%                         1.60%
$1,000,000 but under $3,000,000 1.01%        1.00%                         0.80%

There is no sales charge on purchases of $3,000,000 and above. If investments at net asset value are made, the distributor will pay the dealer a fee of .15% of the amount invested out of its sales commission, or if there is no commission on that sale, out of sales commissions from other sales or its own resources.

     Purchases of Fund shares are aggregated in determining the applicable level of sales charge. The above scale of sales charges applies to purchases made at one time by a single purchaser or by an individual, his spouse or their children under the age of 21. The scale also applies to share purchases made at one time for a single trust or fiduciary account, including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code.

     Under certain other circumstances shares may also be purchased at net asset value without a sales charge. The shares of the Fund will be offered and sold without a sales charge to those investors who have redeemed securities or an interest in securities issued by other investment companies (including unit investment trusts) not affiliated with PCF in order to invest in the Fund. You must provide appropriate documentation that the redemption occurred not more than 60 days prior to the reinvestment of the proceeds in shares of the Fund, and that you either paid an up-front sales charge or contingent deferred sales charge in respect of the redemption of such shares of such other investment company. Finally, shares of the Fund may be issued at net asset value without a sales charge in connection with the acquisition by the Fund of another investment Company. All purchases under the special sales charge waivers will be subject to minimum purchase requirement as established by the Fund.

PRE-AUTHORIZED CHECK PLAN

     Shareholders may accumulate Fund shares regularly each month by means of pre-authorized bank drafts drawn on their checking accounts. Such a plan is voluntary and may be discontinued by the shareholder at any time without penalty. To participate in this plan, shareholders should request signature authorization cards from Dunwoody or from any broker/dealer having a sales agreement with Dunwoody.

WRITTEN STATEMENT OF INTENTION

     A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating his/her investments over a 13-month period for purposes of determining the sales charge (as calculated from the above chart) applicable to the investments made over that time. The amount of the aggregate investment can be calculated to include purchases of shares of the Fund made by the investor over a 13-month period based on the total amount of intended purchases plus the purchase price of all shares of the Fund previously purchased and still owned. An alternative method of calculation is to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales commission applicable to the amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the commissions applicable to the aggregate amount of purchases actually made and the amount of commissions previously paid.

     To insure compliance with provisions of the Investment Company Act of 1940, out of the initial purchase, 5% of the total dollar amount of intended purchases stated in the Letter of Intent will be held in escrow in the form of shares (computed to the nearest full share at the applicable public offering price) registered in the purchaser's name. These shares will be held in escrow at ADS. Dividends and capital distributions paid with respect to these shares will be used to purchase shares of the Fund at its then current net asset value. Shares so purchased will be applied to reduce the investor's total shares to be purchased under the Letter of Intent.

     When the total amount of purchases actually made pursuant to the Letter of Intent equals the amount specified in the Letter, the escrow shares will be released from restriction.

     If the total amount of purchases actually made pursuant to the Letter of Intent are less than the amount specified in the Letter, the purchaser must remit to PCF an amount equal to the difference between the dollar amount of sales charges actually paid by the investor and the amount of sales charges which would have been paid on the total purchases if all such purchases had been made at a single time. If within 10 business days after it makes a written request, PCF does not receive said difference in sales charges, PCF will redeem an appropriate number of escrow shares to realize such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to PCF for the difference. The remaining shares after the redemption will be deposited in the investor's account unless PCF is otherwise instructed.

     The purchaser irrevocably constitutes and appoints PCF as his/her attorney to surrender for redemption any or all shares on the books of the Fund under the conditions previously outlined.

RIGHT OF ACCUMULATION

     Reduced sales charges are also applicable to Fund shares purchased by a person if the dollar amount thereof, plus the value of shares of the Fund then held of record by such person (valued at their current offering price or at their original purchase price, whichever is greater), equals $100,000 or more.

     Dunwoody must be promptly notified of each sale which entitles a shareholder to this reduced sales charge. The notice to Dunwoody may come from either the shareholder or the shareholder's dealer, and notice from either will be sufficient to entitle the shareholder to the reduced sales charge.


                         CALCULATION OF NET ASSET VALUE

     The net asset value per share is computed as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m. New York time), on each day the New York Stock Exchange is open for business. The Fund observes the following holidays and does not calculate net asset value on those days: New Years Day, Memorial Day, Fourth of July, Labor Day, Thanksgiving, and Christmas, or the day on which any of such holidays is observed as a federal holiday. For purposes of determining net asset value, options contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. The net asset value per share is calculated by determining the value of the Fund's assets, subtracting its liabilities and dividing the result by the total number of shares outstanding.

     Current values for the Fund's securities are determined as follows:

1. Securities that are traded on a national securities exchange or on the over-the-counter Nasdaq National Market are valued on the basis of the last sales price on the exchange where primarily traded or Nasdaq prior to the time of the valuation, provided that a sale has occurred and that this price reflects current market value according to procedures established by the Board of Directors;

2. Securities traded in the over-the-counter market, other than on Nasdaq, for which market quotations are readily available, are valued at the mean of the bid and asked prices at the time of valuation;

3. Short-term debt instruments with remaining maturities of sixty days or less are valued at market value, if market quotations are available, or amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), if market quotations are not available, which, when combined with accrued interest approximates market and which reflects fair value as determined by the Fund's Board of Directors; and

4. Short-term debt instruments with remaining maturities of more than sixty days, for which market quotations are readily available, are valued at current market value. If such security was traded on the valuation date, current market value is the last quoted sale price. In the absence of a sale on the valuation date, the mean of the current closing bid and ask prices is used.

5. In the event a listed security does not trade on an exchange on any given date, the security value is the mean of the bid and asked prices of any market makers making a market in such listed security. In the absence of such mean prices, the valuation is the fair value as determined in good faith by the Board of Directors in accordance with its procedures.



                         TAX-SHELTERED RETIREMENT PLANS

     Shares of the Fund are available for purchase in connection with the following tax sheltered retirement plans:

-- Tax Sheltered Custodial Plan Section 403(b)(7) for those persons who are employees of tax exempt charitable, religious and educational organizations

-- Individual Retirement Account Plans for individuals.

Detailed information concerning these plans is available from
Dunwoody.  That information should be read carefully before deciding to invest, and the investor may wish to consult with a tax advisor.
That information describes the Federal income tax consequences of
establishing a plan.      ADS, as trustee of all such plans, charges a $13
annual maintenance fee (subject to change by the trustee) for each retirement plan account.


                           REDEMPTION AND REPURCHASES

     Shares of the Fund may be redeemed at any time at their current net asset value next determined after the Fund receives a redemption request in proper form. The value of shares of the Fund on redemption may be more or less than the shareholder's initial cost, depending upon the market value of the Fund's assets at the time. Redemption
requests should be sent to     Star Bank, N.A. at P.O. Box 640153,
Cincinnati, Ohio 45264-0153.

     The shares of the Fund will be redeemed and the redemption proceeds will be paid to the person(s) entitled thereto within seven days after receipt by the Fund of the following items:

1. A written request for redemption which sets forth the name(s) in which the account is registered, the account number, and the number of shares or the dollar value of the shares to be redeemed. Shareholders requesting redemption must have their signatures guaranteed either by a national bank or trust company, a state bank which is a member bank of the Federal Reserve System or the Federal Deposit Insurance Corporation, or by a member firm of a national securities exchange or a firm that is a member of the National Association of Securities Dealers, Inc.

2. Such additional documents as the Fund may require in the case of shares held by corporations, trustees, executors or administrators.

     In addition, if a check (including a certified or cashier's check) issued for the purchase of shares being redeemed has not cleared, then a request for redemption will be held up until such check has cleared, which may take up to 15 days, although the shares being redeemed will be priced for redemption at the next determined net asset value. The "next determined net asset value" will be the first net asset value per share computed after receipt of the redemption request.

     The Fund has appointed     Dunwoody      as its agent to accept orders
from dealers by wire or telephone for the redemption of Fund shares.
The Fund may revoke or suspend its authorization at any time. It is the dealer's responsibility to promptly transmit redemption orders.
The redemption price will be the per share net asset value next computed after receipt of a redemption order placed by the shareholder's dealer by telephone or telegraph. Payment of the redemption proceeds will be made to the dealer who placed the redemption order promptly upon delivery of a stock power with signature(s) guaranteed as described above. If any supporting documents are necessary, these must be forwarded simultaneously.
Dealers may charge a fee for handling your redemption transactions.

     The Fund and     Dunwoody      will employ reasonable procedures to
confirm that instructions communicated by dealer's telephone are genuine, including use of dealer numbers, call-backs and receipt of written confirmation. The Fund and Dunwoody may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not employed.

     The Board of Directors has authorized the Fund to redeem all Fund shares in any shareholder account which has a total value of $500 or less due to redemptions. Prior written notice of at least sixty days must be given to any shareholder before such a redemption may take place. If the shareholder increases the value of his/her account through the purchase of additional shares to an amount equal to or greater than $500 by the end of the sixty-day period or such longer period as indicated, no such automatic redemption will take place. Shareholders making a minimum initial investment of $500 should be aware that the Fund may redeem the entire shareholder account if the value of shares in the account falls below $500 due to redemptions.


                           AUTOMATIC WITHDRAWAL PLAN

     Any shareholder who owns or purchases shares of the Fund which are valued at $10,000 or more, may establish an Automatic Withdrawal Plan under which he/she will receive a monthly or quarterly check in a stated amount which cannot be less than $50.

     Dividends and distributions with respect to the shareholder's account must be reinvested in the Fund at net asset value, and shares of the Fund will be redeemed as necessary to meet withdrawal payments.

     A shareholder may request that the amount of the withdrawal be calculated on the basis of a selected percentage of the aggregate net asset value of his/her account as of the end of the preceding year. This will result in a fixed dollar amount for each withdrawal.

     Redemption of shares for withdrawal purposes may reduce or even liquidate the account. A withdrawal plan may be terminated at any time by the shareholder. Purchases of additional shares made concurrently with withdrawal are undesirable because of the sales charges when purchases are made. While an occasional lump sum investment may be made by a shareholder who is maintaining an automatic withdrawal plan, such investment should normally be in the amount of $10,000 or more.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     PCF has elected to qualify for treatment as a regulated investment Company under Subchapter M of the Internal Revenue Code. The Fund will distribute to shareholders substantially all of their investment income semiannually in June and December and will distribute substantially all of its net capital gains, if any, in December of each year. All dividends and capital gains distributions made will be reinvested in additional shares of the Fund at net asset value per share as of the payment date, unless the shareholder otherwise elects by notifying the Fund in writing or by checking the appropriate box on the Fund application.

     Each PCF fund is treated as a separate corporation for Federal tax purposes. Any net capital gains recognized by a fund in a tax year will be distributed to its investors without need to offset (for Federal tax purposes) such gains against any net capital losses of another fund. Because the Fund intends to distribute all of its net investment income and capital gains to shareholders, it is not expected that the Fund will be required to pay any Federal income tax.

     However, shareholders of the Fund normally will have to pay Federal income taxes, and any applicable state and local taxes, on the dividends and capital gains distributions they receive from the Fund, whether or not they are reinvested in additional shares of the Fund. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. Information as to the tax status of dividends and distributions paid by the Fund on its shares will be sent annually to shareholders after the close of each year.

     You should consult your tax adviser regarding specific questions as to Federal, state and local taxes.


                             ADDITIONAL INFORMATION

     Penn Capital Funds, Inc. is an open-end, diversified management
investment company located at     216 Boulevard of the Allies, 6th Floor,
Pittsburgh, Pennsylvania 15222.      It was incorporated under the laws of
the Commonwealth of Pennsylvania on February 27, 1991. The Fund has 300,000,000 authorized shares of common stock, no par value. The
Board of Directors may classify or reclassify any unissued shares of common stock into any number of classes or series of common stock. It is the Board's intention, over time, to create several additional classes or series of common stock, each to be an interest in a different investment fund with differing investment approaches. The
Board may set or change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms or conditions of redemption of any class of unissued shares of common stock.

Description of Shares

     The securities offered hereby are shares of Series A Common Stock-Penn Asset Allocation Fund. There are 10,000,000 shares of common stock classified in this Fund. Each share of common stock of the Fund is without par value, represents an equal proportionate interest in the Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the
Fund as are declared in the discretion of PCF's Directors.    All
consideration received by PCF for the issue or sale of shares of any class of common stock, together with all assets in which that consideration is invested and reinvested, income, earnings, profits and proceeds thereof, including any proceeds derived from the sales, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds will belong solely to the class of common stock with respect to which such assets, payments or funds were received by PCF. Currently, no class of securities of PCF other than common stock of the Fund is outstanding.

     Shareholders are entitled to one vote for each full share held (and a fractional vote for each fractional share held), and will vote in the aggregate and not by class except as otherwise expressly required by law. See the Statement of Additional Information, "Capital Stock", for a description of each Fund's voting rights.

     Shareholders have no preemptive rights. Shares when issued will be maintained in book entry form. Paper certificates will not be issued. Shares when issued will be fully paid and nonassessable, and there are no restrictions on their transferability.

Shareholder Inquiries

     Shareholders may direct inquires to ADS at 24 West Carver Street, Huntington, New York 11743; telephone (516) 385-9580; or to the Fund at its offices at 216 Boulevard of the Allies, 6th Floor, Pittsburgh, Pennsylvania 15222; telephone (412) 281-2754.

Withholding

     Mutual funds are required to withhold 31% of dividends, distributions of capital gains and redemption proceeds from accounts without a valid social security or tax identification number. You must provide this information when you complete the Fund's application and certify that your are not currently subject to backup withholding. The Fund reserves the right to close by redemption accounts for which the holder fails to provide a valid social security or tax identification number.

Shareholder Meetings

     PCF will hold both annual and special shareholder meetings at times and places to be determined by the Board of Directors.

                            PENN CAPITAL FUNDS, INC.














                             ASSET ALLOCATION FUND











                      Statement of Additional Information
                                  May  , 1996


This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectus for the
Asset Allocation Fund of Penn Capital Funds, Inc.    (dated May ,  1996.
A copy of the prospectus may be obtained by writing the Distributor, Dunwoody Brokerage Services, Inc., at 8309 Dunwoody Place, Atlanta, Georgia 30350-3307 or by calling (800) 537-9165.

                            PENN CAPITAL FUNDS, INC.
                      Statement of Additional Information
                                  May  , 1996


                               Table of Contents

General Information..........................................B-1
Investment Objective and Policies............................B-1
Asset Allocation Fund........................................B-1
Covered Call Options and Hedging.............................B-1
Purchasing Call and Puts.....................................B-2
Convertible Securities.......................................B-4
Illiquid Securities..........................................B-4
Yield Disclosure.............................................B-5
Investment Restrictions......................................B-5
Additional Purchase and Redemption Information...............B-7
Tax-Sheltered Plans..........................................B-8
Individual Retirement Account Plan...........................B-8
Directors and Officers.......................................B-10
Investment Adviser...........................................B-11
Administrator................................................B-12
Rule 12b-1 Distribution Plan.................................B-12
Custodian....................................................B-13
Transfer and Dividend Agent..................................B-13
Independent Certified Public Accountants.....................B-13
Portfolio Brokerage..........................................B-14
Capital Stock................................................B-15
Distributor..................................................B-15


GENERAL INFORMATION

     PCF was incorporated under the laws of the Commonwealth of Pennsylvania on February 27, 1991. It has never operated under any other name and has only been engaged in business as an open-end management investment company.

INVESTMENT OBJECTIVES AND POLICIES

     The following policies supplement the Asset Allocation Fund's investment objectives and policies as set forth in the Prospectus
dated    May  , 1996.

ASSET ALLOCATION FUND

     The Asset Allocation Fund (the "Fund") is classified as being diversified which means that it will qualify as a diversified open-end management company under the Investment Company Act of 1940. The Fund will invest its assets so as to meet its concentration policy of investing less than 25% of its assets in any one industry group. Further, the Fund will invest its assets in such a manner that 75% of its assets will be diversified in the following manner: (a) no investments will be made in any company that exceeds 5% of the total net assets of the Fund; and (b) no investments will be made if such investment would cause the Fund to own more than 10% of the voting stock of any company. The remaining 25% of the Fund's net assets need not be diversified as specified in (a) and (b), but still may not violate the Fund's basic concentration policy.

     The Fund may purchase put and call options on individual stocks and index options, as well as writing covered call options on portfolio stocks.

COVERED CALL OPTIONS AND HEDGING

     The Fund may write covered calls or employ one or more types of hedging instruments. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may (a) buy puts on such securities, or
(b) write calls on securities held by it. When hedging to permit the Fund to establish a position in the securities market as a temporary substitute for purchasing individual securities (which the Fund will normally purchase, and then terminate that hedging position), the Fund may buy calls on such securities. Additional information about the Hedging Instruments the Fund may use is provided below.

WRITING COVERED CALL OPTIONS

     When the Fund writes a call, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying investment) regardless of market price changes during the call period. To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized depending upon whether the net of the amount of option transaction costs and the premium previously received on the call written is more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the related investments and the premium received. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investments until the call lapsed or was exercised.

     The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls, or as to acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund entering into a closing purchase transaction. Call writing affects the Fund's turnover rate and the brokerage commissions it pays. Commissions payable on writing or purchasing a call are normally higher on a relative basis than on general securities transactions.

PURCHASING CALLS AND PUTS

     When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. When the Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

     When the Fund purchases a put, it pays a premium and, except as to puts on stock indexes, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns enables the Fund to protect itself during the period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment. The put may, however, be sold prior to expiration (whether or not at a profit).

     An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by the Fund of puts on securities will cause the sale of related investments, and increase portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a put or call, or sells a call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to change in the value of the underlying investments.

TAX ASPECTS OF HEDGING INSTRUMENTS

     The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code. One of the tests for such qualifications is that less than 30% of its gross income (irrespective of losses) must be derived from gains realized on the sale of securities held for less than three months. Due to this limitation, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) writing calls on investments held for less than three months; (iii) purchasing calls or puts which expire in less than three months; (iv) effecting closing transactions with respect to calls or puts purchased less than three months previously; and (v) exercising puts or calls held by the Fund for less than three months.

POSSIBLE RISK FACTORS IN HEDGING

     In addition to the risks with respect to options tracking discussed above, there is additional risk to the Fund if it attempts to engage in short hedging by purchasing puts on stock indexes in that the prices of the applicable index will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's portfolio securities.

     The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in any applicable index. To compensate for the imperfect correlation of movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of such portfolio securities being hedged if the historical volatility of the prices of such portfolio securities being hedged is more than the historical volatility of the applicable index. It is also possible that where the Fund has used hedging instruments in a short hedge, the market may advance and the value of the securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the hedging instruments and also experience a decline in value in its portfolio securities. If the Fund uses hedging to establish a position in the securities markets as a temporary substitute for the purchase of particular securities (long hedging) by buying calls on securities or on stock indexes, it is possible that the market may decline. If the Fund then concludes not to invest in securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of such securities. In other words, if the investment adviser is incorrect in the assessment of whether the overall market will advance or decline, as the case may be, the Fund may not experience any benefit and may have been better off if the hedging instruments were not used.

CONVERTIBLE SECURITIES

A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security) a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

ILLIQUID SECURITIES

The Fund may invest up to 15% of its net assets (determined at the time of investment) in illiquid securities including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale and repurchase agreements which have a maturity of longer than seven days. This policy is subject to state securities commissions restrictions. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

The staff of the SEC has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities. However, with respect to U.S. government securities, the Fund may treat the securities it uses as "cover" for written over-the-counter options on U.S. Government securities as liquid provided it follows a specified procedure. The Fund may sell such over-the-counter options only to qualified dealers who agree that the Fund may repurchase any options it writes for a maximum price to be calculated by a predetermined formula. In such cases, over-the-counter options would be considered liquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

YIELD DISCLOSURE

A non-money market fund must calculate yield based on a 30 day or one month period ended on the date of the most recent balance sheet. The following formula is to be used:

                                  6
          Yield =   2 [(a - b + 1)  - 1]
                    --------------------
                         c x d

     Where a = dividends and interest earned during the period
           b = expenses accrued for the period (net of
               reimbursement)
           c = the average daily number of shares outstanding during the period that were entitled to receive dividends
           d = the maximum offering price per share on the last day of the period

AVERAGE ANNUAL COMPOUNDED TOTAL RATE OF RETURN

                    n
            P(1 + T)  = ERV

     Where:
               P= a hypothetical initial payment of $1,000
               T= average annual total return
               n= number of years
               ERV= ending redeemable value of a hypothetical
                    $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof)

The maximum sales load is to be deducted from the initial $1,000 payment. All dividends and capital gains are assumed to have been reinvested at the price in effect on the reinvestment date. Full redemption and any corresponding redemption or contingent deferred sales load are to be assumed as of the last day of each period.

INVESTMENT RESTRICTIONS

1. The assets of the Fund will be fully invested. The Fund the Fund intends to invest a portion of its assets in all three market segments at any given time. However, when market conditions warrant, the Fund may have 100% of its assets invested in any one market area with limitation that less than 25% of the total assets of the Fund will be invested in the precious metal industry. Additionally, during periods of unusual market conditions and, as a temporary defensive measure the Fund may invest 100% of its assets in high-quality short-term money market instruments.

2. As to 75% of the market value of its total assets, the Fund shall not:

     (a) invest more than 5% of the value of the assets of the Fund in securities of one issuer (except cash or cash instruments and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

     (b) purchase more than 10% of the outstanding voting securities of such issuer.

3. Borrowings by the Fund are not permitted except (a) from banks for temporary or emergency purposes up to maximum of 5% of the value of the total assets of the appropriate Fund at the date of borrowing and (b) in an amount up to one-third of the value of the Fund's total assets, in order to meet redemption requests without immediately selling any securities. This borrowing provision is not for investment leverage purposes but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. A liquidation would be inconvenient or disadvantageous if it would require a sale of securities during periods of temporarily depressed security prices, or if a sale would place the Fund in violation of rules relating to short security profits or cause an imbalance in the Fund's asset allocation or diversification posture. Interest paid on borrowed funds will not be available for investment. While any such borrowings are outstanding, no investment securities may be purchased by the Fund. If the asset coverage of the indebtedness falls below 300%, the Fund may be required to sell certain of its portfolio securities to be in compliance with the Investment Company Act of 1940 which may be at a time when it is disadvantageous to dispose of such securities. The Fund will attempt to liquidate any such borrowings as soon as possible after they are incurred.

4. Securities of other issuers will not be underwritten, which shall also be deemed to include investment in restricted securities.

5. Less than 25% of the total assets of the Fund will be invested in the securities of issuers in any one industry.

6. Investments in real estate or real estate mortgage loans will not be made. However, investment in United States
     Government Agency securities representing real estate loans may be made.

7. No purchase or sale will be made of future contracts, commodities or commodity contracts or oil or gas interest.

8. Loans will not be made to other persons except by the purchase of the debt obligations in which the Fund is authorized to invest in accordance with its investment policies.

9. Short sales or purchases on margin will not be made but the Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities.

10. The Fund will not issue senior securities, however, the Fund may borrow money from banks. (See Investment Restriction 3 above.)

11. No investment will be made in the securities of any issuer for the purpose of exercising management or control.

12. Investments will not be made in restricted securities or foreign securities, though the Fund may invest in the American Depository Receipts of non-U.S. Companies.

13. No more than 5% of the total assets of the Fund will be invested in the securities of other investment companies.

14. The Fund will not purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in the securities of companies
     (including predecessors) less than three years old.

15. The Fund will not purchase or retain securities of any company if, to the knowledge of the Fund, Officers and Directors of the Fund or of the Adviser who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities.

16. The Fund's assets will not be mortgaged, pledged or hypothecated unless there is at all times an asset coverage of at least 300% for all pledging, mortgaging and hypothecation of the Fund's assets.

17. Less than 15% of the total net assets of any Series may be invested in liquid securities including repo agreements of more than seven days maturity.


With respect to Investment Restrictions 3 and 16, the Fund will not engage in such activities to the extent of 5% of its net assets and does not expect to do so during the coming year.


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Orders for the purchase of shares of the Fund received prior to 4:00 p.m. on any day on which the New York Stock Exchange is open for business will be priced at the per share net asset value computed for that day. Orders received after that time or on Saturdays, Sundays or holidays will be priced at the per share net asset value next computed.

The Fund's Board of Directors may suspend the right of redemption or postpone the date of payment upon redemption when:

1. The New York Stock Exchange is closed for other than customary weekend or holiday closings or trading on such Exchange is restricted;

2. There exists an emergency as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets;

3.   For such other periods as the Securities and Exchange
Commission may permit for the protection of the shareholders.

     Payment for shares redeemed may be made either in cash or in kind or partly in cash and partly in kind. However, the Fund has elected, pursuant to rule 18f-1 under the Investment Company Act of 1940, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any ninety (90) day period for any one shareholder. Payments will be made wholly in cash unless the Board of Directors believes that conditions exist which would make such a practice detrimental to the best interests of the Fund. Any portfolio securities paid or distributed in kind would be valued as described under "Determination of Net Asset Value". Subsequent sale of such securities may require payments of brokerage commissions by a shareholder.

     Shares are issued in book entry form. No paper certificates are issued. The Fund reserves the right to reject any purchase order.

TAX-SHELTERED PLANS

     For those persons who are employees of tax exempt charitable, religious and educational organizations [technically, organizations described in Internal Revenue Code Sections 501(c)(3) and 170(b)(1)(A)(ii)], there is available through the distributor, Dunwoody Brokerage Services, Inc., a Model Tax-Sheltered Custodial Plan for investment of retirement funds in shares of the Fund under Code Section 403(b)(7). This plan is established with the intention that it will qualify and remain qualified under Code Section 403(b)(7), and it may be amended prospectively or retrospectively to meet the requirements of that Section.

     Persons interested in the Plan should consult a qualified tax advisor.

     Copies of the Plan Application, the Custodial Plan and supporting documents as well as further detailed information concerning the Plan may be obtained from Dunwoody Brokerage
Services, Inc.

INDIVIDUAL RETIREMENT ACCOUNT PLAN

     Individuals, who are not active participants (and who do not have a spouse who is an active participant) in an employer maintained retirement plan are eligible to contribute on a deductible basis to an Individual Retirement Account ("IRA").
The IRA deduction is also for individual taxpayers and married couples with adjusted gross incomes not in excess of certain specified limits. All individuals may make nondeductible IRA contributions to a separate account to an extent that they are not eligible for a deductible contribution. Income earned by an IRA will continue to be tax deferred. Income dividends and capital gain distributions on Fund shares held in the account accumulate free from Federal income tax.

     Because investments in the IRA are intended to provide a retirement fund and because the Internal Revenue Code imposes penalties on premature distributions from an IRA, investors should carefully consider the investment objectives of the Fund and consult with a qualified tax advisor prior to establishing an IRA.

     If you wish to establish an Individual Retirement Account, the necessary forms, including an Individual Retirement Custodial Account Form and further detailed information regarding the Account, are available from Dunwoody Brokerage Services, Inc., 8309 Dunwoody Place, Atlanta, Georgia 30350-3307; telephone (800) 537-9165.

     Included with the forms that you will receive will be a Disclosure Statement which you should read carefully. This Disclosure Statement sets forth important Federal tax and other information concerning the account. An Individual Retirement Account which is established on the day of receipt of the Disclosure Statement may be revoked within seven days after the account is established. An Account established more than seven days after the date of the receipt of the Disclosure Statement may not be revoked.

     Each Plan provides for a Custodian. For providing its services, the Custodian will receive the following fees:

     Annual Maintenance Fee        $13.00

     Periodic Distribution Fee     $15.00/year

     Lump Sum Distribution Fee     $15.00

     The Annual Maintenance Fee compensates the Custodian for
maintaining the account.  The Lump Sum Distribution fee occurs when there is a complete account liquidation, either to the
account owner or for transfer to another Custodian.  The Periodic
Distribution Fee covers the situation where an individual is in the payout phase of a Tax-Sheltered Account and is receiving monthly or quarterly checks on a regular periodic basis.  The fees are charged per plan.  The total charge per account will be
at least     $13 per year.      What additional charges will be assessed
against a particular account is dependent on when and if lump sum or periodic distributions are made.

DIRECTORS AND OFFICERS

     The Directors and Officers of Penn Capital Funds, Inc., their addresses, principal occupations during the past five years and their affiliations, if any, with the Fund's adviser, International Investments, Inc., its distributor, Dunwoody
Securities, Inc., and its administrators, James M. Beimel, Jr.
and American Data Services, Inc., are as follows:


                         Offices        Principal
Name and Address         With Fund      Occupation
Joseph M. Jacobs         Chairman       Deputy Director of the
274 Sleepy Hollow Rd.    and Director   Dept. of Budget and
Pittsburgh, PA 15228                    Finance, Allegheny
                                        County, PA

James M. Beimel, Jr.*    President      President of the
172 Surrey Drive                        Fund
Delmont, PA 15626

Kathleen A. Donnelly     Director       Attorney
531 Greenfield Avenue
Pittsburgh, PA 15207

* Mr. Beimel is deemed to be an "interested person" of the Fund in that he is an officer of the Fund and has an administrative services contract with the Fund.

     Mr. Jacobs has held his current position for over five years. Mr. Beimel has been consulting with PCF since August, 1995 on all aspects of its operations. From January, 1993 to August, 1995, he was employed by the Vanguard Group, Valley Forge, Pennsylvania, a major mutual fund group, where he worked primarily on marketing and related matters. From January, 1991 to January, 1993, he was employed by and worked as a consultant in the area of financial management for Unisys, Inc., a major computer manufacturer located in Blue Bell, Pennsylvania. Ms. Donnelly has been a self-employed attorney since September, 1995. Prior to that she was employed as an attorney by Penn Capital Management, Inc. from May, 1995 to September, 1995, and from May, 1990 to May, 1995, was a budget analyst for Equitable Resources, Inc., Pittsburgh, Pennsylvania.

     During the fiscal year ended September 30, 1995, the Fund did not pay any directors' fees or reimburse director expenses. The Fund's arrangement with directors is that, at some time in the future when its economic situation warrants it, it will reimburse each director who is not an "interested person" of the Fund for expenses incurred in connection with attendance of meetings of the Board of Directors and to pay each such director an annual fee of $2,000 and $250 for each meeting of the Board of Directors attended. On February 15, 1996, the directors and officers, as a group, owned less than 1% of the outstanding shares of the Fund and, to the knowledge of the Fund, no person owned of record or beneficially 5% or more of the outstanding shares of the Fund.

     None of the officers or directors of PCF has any affiliation with the Fund's investment adviser, International Investments, Inc., or American Data Services, Inc.

INVESTMENT ADVISER

     International Investments, Inc. (the "Adviser") serves as investment adviser to the Fund and has done so since November 1, 1995. The Adviser acts as an investment manager to individuals and institutional clients with substantial investment portfolios. The Adviser was organized in 1989 and is wholly owned by John J. Bartoletta, its President.

     The Adviser receives a monthly fee at an annual rate of 1.0%
of the average daily net asset value of the Fund on the first $25 million; 0.75% of the average daily net asset value on the next
$75 million; and 5/8 of 1% on amounts over $100 million.

     The Advisory Agreement with the Adviser will remain in effect for two years and from year - to- year thereafter, as long as its continuance is specifically approved at least annually by
(i) the Board of Directors of the Fund, or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Fund who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Adviser may terminate the Advisory Agreement by giving the Fund written notice at least 60 days prior to any anniversary date of it. The Advisory Agreement may also be terminated at any time without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the Fund's shareholders, on sixty day's written notice to the Adviser. It will automatically terminate if it is assigned.

     The Advisory Agreement provides that the Adviser will not be liable to the Fund for any error of judgement or for any loss arising out of any investment or recommendation or out of any other act or omission in the performance of the Advisory Agreement, except for negligence, willful malfeasance, bad faith or violation of applicable law.

     The Fund will pay, among other expenses and fees, all taxes and brokerage costs, the Securities and Exchange Commission fees for federal registration of shares for sale to the public and for preparing, printing and filing any amendments or supplements to the federal registration statement of the Fund; state securities qualification and registration fees; issuance and redemption expenses; custodian, transfer and dividend disbursing costs; accounting, auditing and legal services; fidelity bonds and other insurance premiums necessary to the Fund's operation, including all or a portion of any Directors' and Officers' liability insurance premiums if the Fund is the sole insured or a joint insured under such a policy of insurance; the costs of preparing, printing and mailing of proxy materials and the costs of the annual and any special shareholders' meetings, as well as such extraordinary nonrecurring expenses as may arise, including litigation affecting the Fund and the legal right or obligation which the Fund may have to indemnify its Officers or Directors with respect thereto, unless the Fund has the right to receive such indemnity payments from the Adviser, subject always to any reimbursement due to the Fund under any policy of insurance under which the Fund may be insured. The Fund will also arrange for the preparation of reports and filings to be made in states in which the Fund's shares are being sold.

ADMINISTRATOR

     James M. Beimel, Jr., the President of the Fund, and
American Data Services, Inc. ("ADS")      provide the administrative
and clerical personnel necessary for the proper operation and general supervision of the affairs of the Fund, including preparing and maintaining the books, accounts and other documents required by the Investment Company Act of 1940, calculating the Fund's net asset value, keeping and maintaining shareholder records and responding to shareholder inquires, preparing the Fund's financial statements and tax returns, preparing reports and filings with the Securities and Exchange Commission (other than the Fund's registration statements), furnishing statistical and research data, clerical and bookkeeping services and stationery and office supplies, keeping and maintaining the Fund's financial accounts and records, and generally assisting in all aspects of the Funds operations.

     They perform these services pursuant to the Administrative
Services Agreement, Accounting Services Agreement and Transfer
Agency and Services Agrement described in the Prospectus.

RULE 12B-1 DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to the requirements of Rule 12b-1 under the Investment Company Act of 1940. Pursuant to a Distribution Assistance Agreement dated September 30, 1993, PCFS has agreed to act as the distributor of the shares of the Fund pursuant to the Plan. The Plan provides that the Fund may incur certain costs relating to the distribution of its shares. The PCFS is to be reimbursed by the Fund for these costs (including a reasonable allocation for overhead) provided that the costs may not exceed 0.25% per annum of the Fund's daily net assets. The Plan is intended to benefit the Fund through increased sales of shares, thereby reducing the Fund's expense ratio and providing an asset size that allows the adviser greater flexibility in management. Amounts paid under the Plan and related Distribution Assistance Agreement are paid to PCFS for its services as distributor of the shares and may be spent by PCFS on any activities or expenses primarily intended to result in the sale of the Fund's shares, including but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, employees of PCFS who engage in or support distribution of the shares, printing of prospectuses and reports for other than existing shareholders, advertising and preparation and distribution of sales literature. Allocation of overhead (rent, utilities, etc.) and salaries will be based on the percentage of utilization in, and time devoted to, distribution activities. The Fund did not pay PCFS any fee under the Plan during the fiscal year ending September 30, 1994. Distribution expenses incurred in a fiscal year which are in excess of the minimum amount permitted to be borne by the Fund under the Plan are borne by PCFS (i.e., they cannot be carried forward and paid in a subsequent year). Further, the Plan does not permit expenses incurred in one year to be paid out of amounts authorized to be spent in another year.

     The Plan and related Distribution Assistance Agreement will continue in effect as long as their continuance is specifically approved at least annually by the Board of Directors, including the Directors of the Fund who are not interested persons of the Fund and who have no director or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors"). The Plan may be terminated at any time by a vote of the Rule 12b-1 Directors or by a vote of a majority of the outstanding shares of the Fund. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the shareholders and the Board of Directors, including the Rule 12b-1 Directors. While the Plan is in effect, the selection and nomination of Directors who are not interested persons of the Fund will be committed to the discretion of the directors of the Fund who are not interested persons of the Fund. The Board of Directors must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by PCFS.

CUSTODIAN

     Star Bank, N.A. ("Star"), Star Bank Center, 425 Walnut
Street, Cincinnati, Ohio 45202, as custodian,      has custody of all
securities and cash of the Fund.  It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.  Star is not
affiliated with the Fund or any of its affiliates.  Star is paid
a minimum fee of     $400 per month plus various transaction fees      to
act as custodian for the Fund.

TRANSFER AND DIVIDEND AGENT

     American Data Services, Inc. serves as the Fund's Transfer and Dividend Disbursing Agent.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     McCurdy & Associates CPA's, Inc., with principal offices at
27955 Clemens Road, Westlake, Ohio 44145,     act as the independent
certified public accountants for the Fund. As such they audit and report on the Fund's annual financial statements, review certain regulatory reports, and perform other professional accounting, auditing, and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements. The selection of independent accountants is subject to annual ratification by the Fund's shareholders.

PORTFOLIO BROKERAGE

     Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Fund's Board of Directors. The Adviser intends to direct brokerage on the basis of best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among them are the Advisers evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price or from non-principal market makers who are paid commissions directly. The Adviser may allocate portfolio brokerage on the basis of recommendations to purchase shares of the Fund made by brokers, but only if the Adviser reasonably believes the commissions and transaction quality are comparable to that available from other brokers. Under the Investment Company Act of 1940, the Adviser is prohibited from dealing with the Fund as a principal in the purchase and sale of securities.

     In allocating brokerage business for the Fund, the Adviser may also take into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have some value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Agreement provides that the Adviser may request that the Fund pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which it
exercises investment discretion.  Brokerage commissions paid by
the Fund during the fiscal year ended     September 30, 1995, all of
which were paid to Penn Capital Financial Services, Inc. totaled $2,543 on transactions involving securities having a total market value of approximately $1,211,801.

     Purchases of government securities and some fixed income securities may be made directly from dealers in a principal transaction and not on an agency basis. Buying from a dealer in a principal transaction involves paying the dealer's mark-up price which includes an element of profit to the dealer.



CAPITAL STOCK

     In the election of directors, shareholders have the unconditional right of cumulative voting. This means that each shareholder will be entitled to as many votes as equals the number of shares registered in the shareholder's name multiplied by the number of directors to be elected at the meeting. A shareholder may cast all of such votes for one nominee or distribute them among any two or more nominees. Directors are elected by a plurality of the votes cast by the holders of the Fund's common stock entitled to vote in the election of directors at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) have no effect on the election of directors except to the extent the failure to vote for an individual results in that individual not receiving a sufficient number of votes to be elected.

DISTRIBUTOR

     Dunwoody Brokerage Services, Inc. ("Dunwoody") serves as the Fund's distributor in a continuous offering of the Fund's shares pursuant to a Underwriting Agreement dated February 1, 1996. For these services, it receives a sales charge (currently ranging from 1.00% to 4.75% based on the size of the investment) payable by an investor upon the purchase of shares of the Fund. Dunwoody received no commissions from the Fund during the preceding three fiscal years. The previous distributor received sales commissions of $2,828, $1,436, and $6,210 during the fiscal years ended September 30, 1995, 1994 and 1993, respectively.

                                  PART C
                             Other Information

Item 24.  Financial Statements and Exhibits
     (a)  Financial Statements - Asset Allocation Fund
          (i) Financial Statements included in Part A of the Registration Statement: None
          (ii) Financial Statements included in Part B of the Registration Statement: Incorporated by reference from the registrant's Annual Report to Shareholders for the year ended September 30, 1995, which is on file with the Commission.

     (b)  Exhibits
          1.  Restated Articles of Incorporation****
          2.  By-Laws**
          3.  Inapplicable
          4.  Article IV of the Restated Articles of
          Incorporation incorporated by reference to Exhibit 1
          hereto
          5.  Advisory Contract dated December 1, 1995
          6.  Underwriting Agreement dated February 1, 1996
          7.  Inapplicable
          8.  Custody Agreement dated           , 1995
          9.  (a) Transfer Agency and Service Agreement dated
                    , 1995
              (b) Administrative Services Agreement dated
          February 1, 1996
          10. Opinion of Counsel*****
          11. Consent of Independent Auditors
          12. Inapplicable
          13. Letters of Intent From Initial Investors*
          14. Inapplicable
          15. Distribution Plan
          16. Specimen Price Mark-up Sheet
          27. Financial Data Schedule
          18. Inapplicable

* Incorporated herein by reference to the Registration Statement of Registrant on Form N-1A filed on or about March 20, 1991.
** Incorporated herein by reference to Pre-Effective Amendment No. 3 to the Registration Statement of Registrant on Form N-1A filed on or about August 6, 1991.
*** Incorporated herein by reference to Pre-Effective Amendment No. 4 to the Registration Statement of Registrant on Form N-1A filed on or about September 6, 1991.
**** Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement of Registrant on Form N-1A filed on or about October 24, 1994.
***** Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement of Registrant on Form N-1A filed on or about December 28, 1994.

Item 25.  Persons Controlled by or Under Common Control with
Registrant
     Inapplicable

Item 26.  Number of Holders of Securities
     As of February 15, 1996, there were 91 holders of record of the shares of the Fund and PCF.

Item 27.  Indemnification
     Article VIII of the Registrant's By-Laws (Exhibit 2 hereto, which is incorporated herein by reference) and Sections 1741 - 1747 of the Pennsylvania Business Corporation Act of 1988 provide, in effect, that the Registrant will indemnify its officers and directors under certain circumstances. However, in accordance with Sections 17(h) and 17(i) of the Investment Company Act of 1940 and by its own terms, said By-Law does not protect any person against liability to the Registrant or its shareholders to which he/she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his/her office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser Information pertaining to business and other connections of the Registrant's investment adviser is hereby incorporated by reference to the section of the Prospectus captioned "Management of the Fund" and to the section of the Statement of Additional Information captioned "Investment Adviser".

     The directors of the Adviser are: Dr. Peter Karas, Finance Professor, University of Souther Florida; Dr. David Brown, Dean of the Business School, University of Florida; Richard Cope, Chief Executive Officer, Prudential Florida Realty; and James Harper, Chief Executive Officer, Accordia Insurance Company.

Item 29.  Principal Underwriters
     (a) Inapplicable

     (b) The following is certain information with respect to the officers and directors of Penn Capital Financial Services, Inc., the former principal distributor for the Fund:

                                             Positions and
                    Positions and Offices    Offices
Name                with Underwriter         with Registrant

William P. Hogan    President and Director   None
Christopher E.      Treasurer and Director   None
Beimel

Their principal business address is 7211 Saltsburg Road, Pittsburgh, PA 15235.

     (c) Inapplicable.

Item 30.  Location of Accounts and Records
     All such accounts, books and other documents are maintained at the offices the Registrant, 216 Boulevard of the Allies, 6th Floor, Pittsburgh, Pennsylvania 15222, the officers of American Data Services, Inc., the sub-administrator, provider of accounting services and transfer agent of the Fund, 24 West Carver Street, Huntington, New York 11743 or at the offices of the custodian Star Bank, N.A., Star Bank Center, 425 Walnut Street, Cincinnati, Ohio 45202.

Item 31.  Management Services
     Inapplicable

Item 32.  Undertakings
     (a) Inapplicable
     (b) Inapplicable
     (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.
     (d) Registrant undertakes to have a majority of the non-interested directors determine at least annually that the arrangement concerning liability insurance for each Series of Penn Capital Funds, Inc. satisfied the standards contained in Section 17(d)-1(d)(7)(i) and (ii) of the Investment Company Act of 1940, as amended.

                                SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in
the City of Pittsburgh and the State of Pennsylvania on the    4th
day of March, 1996.

                              Penn Capital Funds, Inc.


                              By:/s/ James Beimel
                                        President


     Pursuant to the requirement of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

          Signature           Title               Date


  /s/ James Beimel            President (Principal  March 4, 1996
      James Beimel            Executive Officer)
                              and Director

  /s/ Joseph Jacobs           Director            March 4, 1996
      Joseph Jacobs

  /s/ Kathleen A. Donnelly    Director            March 4, 1996
      Kathleen Donnelly

  /s/ Karl Beimel             Treasurer           March 4, 1996
      Karl Beimel             (Principal Financial
                              and Accounting Officer)


                             INDEX TO EXHIBITS

                                                                Sequentially
                                                                   Numbered
                                                                     Page
                                                                  Reference
Exhibits
     1.   Restated Articles of Incorporation****
     2.   By-Laws**
     4.   Articles IV of the Restated Articles of Incorporation
     incorporated by reference to Exhibit 1 hereto
     5.   Advisory Contract dated December 1, 1995
     6.   Underwriting Agreement dated February 1, 1996
     8.   Custody Agreement dated         , 1995
     9.   (a) Transfer Agency and Service Agreement dated
               , 1995
          (b) Administrative Services Agreement dated
              February   , 1996
     10.  Opinion of Counsel*****
     11.  Consent of Independent Auditors
     13.  Letters of Intent From Initial Investors*
     15.  Distribution Plan
     16.  Specimen Price Mark-up Sheet
     17.  Financial Data Schedule
     18.  Inapplicable

* Incorporated herein by reference to the Registration Statement of Registrant on Form N-1A filed on or about March 20, 1991.
** Incorporated herein by reference to Pre-Effective Amendment No. 3 to the Registration Statement of Registrant on Form N-1A filed on or about August 6, 1991.
*** Incorporated herein by reference to Pre-Effective Amendment No. 4 to the Registration Statement of Registrant on Form N-1A filed on or about September 6, 1991.
**** Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement of Registrant on Form N-1A filed on or about October 24, 1994.
***** Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement of Registrant on Form N-1A filed on or about December 28, 1994.